Dreyfus

Premier Aggressive

Growth Fund

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Aggressive Growth Fund, covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

The Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") rose more than 13% over the past 12 months, mostly during the fourth quarter of 1999. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier Aggressive Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2000, Dreyfus Premier Aggressive Growth Fund produced a total return of 32.33% for Class A shares, 30.91% for Class B shares, 31.20% for Class C shares and 32.14% for Class R shares. In addition, from its February 1, 2000 inception through September 30, 2000, the fund' s Class T shares produced a total return of 0.26%.(1) This compares favorably to a total return of 13.27% for the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"). The Russell Midcap Growth Index also produced a total return of 60.37% for the same period.(2)

We attribute the fund's strong performance to our "bottom-up" stock selection strategy. During the first half of the reporting period, the fund's performance was fueled by our technology holdings, an area in which the fund made some very good stock selections. Although technology stocks moved in and out of favor during the months that followed, many of these stocks made a strong comeback toward the end of the period, which benefited the fund's performance. In addition, our investments in the health care sector and consumer finance
industry    group    boosted    performance.

What is the fund's investment approach?

The  fund  seeks  capital  appreciation  by  investing  in  the stocks of growth companies of any size. Currently, the fund is focusing primarily on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong revenue and/or earnings growth rates. The fund's investments in small- and
mid-cap    companies     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger companies.

 What other factors influenced the fund's performance?

During the first half of the reporting period, the main factor influencing performance was the strong gains achieved by technology stocks relative to the overall stock market. By mid-April, however, a broad-based sell-off in technology stocks contributed to a decline in many major stock market indices. In response, we took advantage of this large-scale selling by adding to some of our favorite technology positions. At the same time, we reduced or eliminated our holdings of stocks in which we had less confidence. As a result, we were able to improve the overall quality of the technology stocks that the fund has invested in. When technology stocks rebounded during July and August, we enjoyed
attractive    returns.

Health care stocks also contributed positively to the fund's performance, particularly those within the biotech and specialty pharmaceutical industries. While we added incrementally to this area during the year, which also helped the fund's overall return, our selection of individual stocks drove performance. For example, the fund benefited from its holdings in Andrx Corporation, a pharmaceutical company that produces and sells generic versions of currently marketed drugs. Andrx' s stock price rose during the period in response to its generic version of Prilosec, a treatment for ulcers and reflux disease which is currently the best-selling drug in the world. In addition, toward the end of the period we benefited from our holdings in Ivax Corporation based on news of their
soon-to-be    launched    generic    chemotherapy    drug.

Although financial stocks did not perform very well during the first half of the reporting period, our limited exposure to the area helped cushion the effects of
declines    in    this    area    on    overall    fund    performance.


What is the fund's current strategy?

We have been concentrating on identifying attractively valued stocks of companies, that in our view, have strong secular growth prospects, solid management teams and compelling valuations. Despite the broad-based technology sell-off, we have continued to find many such companies within the technology sector. Specifically, we have invested in many companies participating in
building   the   Internet  infrastructure.  These  include  network  equipment, communications semi-conductors and enterprise software companies. Furthermore, we have found many exciting opportunities in the specialty pharmaceutical and biotech areas. Of course, stock prices of companies in these sectors can be highly volatile and carry greater risks than more established sectors.

As of the end of the reporting period, the fund's assets were allocated among market sectors as follows: Technology -- 34.9%; Healthcare -- 18.9%; Business Services -- 16.6% ; Telecommunications Services -- 9.3%; Consumer Cyclicals -- 6.3% ; Utilities -- 2.7%; and Capital Goods --4.2%, with the balance in cash and short-term investments. Of course, fund composition is subject to change at any time.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Aggressive Growth Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER AGGRESSIVE GROWTH FUND ON 6/23/69 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/69 IS USED AS THE BEGINNING VALUE ON 6/23/69. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/00

                                                           Inception                                                       From

                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                  6/23/69         24.66%           (5.66)%         3.08%           8.39%
WITHOUT SALES CHARGE                                       6/23/69         32.33%           (4.53)%         3.69%           8.60%

CLASS B SHARES
WITH REDEMPTION((+))                                        1/3/96         26.91%              --             --           (5.90)%
WITHOUT REDEMPTION                                          1/3/96         30.91%              --             --           (5.50)%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     1/3/96         30.20%              --             --           (5.27)%
WITHOUT REDEMPTION                                          1/3/96         31.20%              --             --           (5.27)%

CLASS R SHARES                                              1/3/96         32.14%              --             --           (4.72)%

Actual Aggregate Total Returns as of 9/30/00
------------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                    2/1/00           --                --             --           (4.26)%
WITHOUT SALES CHARGE                                        2/1/00           --                --             --             0.26%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--92.7%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT--.9%

Gentex                                                                                           53,775  (a)           1,344,375

BIOTECHNOLOGY--5.1%

Alexion Pharmaceuticals                                                                           6,875  (a)             783,750

Cephalon                                                                                         20,950  (a)           1,016,075

Genzyme-General Division                                                                         32,075  (a)           2,187,114

Maxygen                                                                                          13,775                  714,578

Myriad Genetics                                                                                  19,350  (a)           1,664,100

PE Corp.-Celera Genomics                                                                         10,075  (a)           1,003,722

                                                                                                                       7,369,339

BUSINESS SERVICES--16.6%

Amdocs                                                                                           34,750  (a)           2,167,531

Catalina Marketing                                                                               63,450  (a)           2,387,306

Convergys                                                                                        45,100  (a)           1,753,263

Diamond Technology Partners                                                                      41,750  (a)           3,099,938

Digex                                                                                            19,825  (a)             929,297

Exodus Communications                                                                            24,775  (a)           1,223,266

Lamar Advertising                                                                                28,675  (a)           1,086,066

Sapient                                                                                          26,000  (a)           1,057,875

Scient                                                                                           90,600  (a)           1,896,937

TMP Worldwide                                                                                    26,425  (a)           2,127,212

True North Communications                                                                        54,350                1,943,013

Wireless Facilities                                                                              75,925                4,379,923

                                                                                                                      24,051,627

COMPUTER NETWORKING--1.6%

Turnstone Systems                                                                                49,875                2,312,953

COMPUTER SOFTWARE/SERVICES--10.1%

CNET Networks                                                                                    53,975  (a)           1,314,797

Interwoven                                                                                       17,975                2,032,298

Macromedia                                                                                        8,470  (a)             684,482

Macrovision                                                                                      27,425  (a)           2,221,425

Mercury Interactive                                                                              18,850  (a)           2,954,737

Quest Software                                                                                   21,550  (a)           1,338,457

Rational Software                                                                                60,150  (a)           4,172,906

                                                                                                                      14,719,102

DISTRIBUTION--.6%

Patterson Dental                                                                                 41,300  (a)             929,250


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--1.4%

Technitrol                                                                                       14,350                1,449,350

Titan                                                                                            37,950  (a)             626,175

                                                                                                                       2,075,525

FINANCIAL SERVICES--2.3%

Metris Cos.                                                                                      85,875                3,392,062

HEALTHCARE SERVICES--4.2%

Andrx Group                                                                                      40,625  (a)           3,793,359

Laboratory Corporation of America Holdings                                                       18,825  (a)           2,254,294

                                                                                                                       6,047,653

MANUFACTURING--.1%

Zomax                                                                                            26,050  (a)             182,350

MEDICAL SUPPLIES & EQUIPMENT--1.3%

MiniMed                                                                                          20,475  (a)           1,829,953

OIL SERVICES--2.8%

BJ Services                                                                                      23,675  (a)           1,447,134

Nabors Industries                                                                                50,425  (a)           2,642,270

                                                                                                                       4,089,404

PHARMACEUTICALS--9.6%

Allergan                                                                                         18,125                1,530,430

Celgene                                                                                          54,125  (a)           3,220,437

Forest Laboratories                                                                              24,625  (a)           2,824,180

IVAX                                                                                             91,050  (a)           4,188,300

King Pharmaceuticals                                                                             25,100  (a)             839,281

Regeneron Pharmaceuticals                                                                        42,425  (a)           1,384,116

                                                                                                                      13,986,744

PUBLISHING & BROADCASTING--1.4%

Pegasus Communications                                                                           40,775  (a)           1,969,942

RETAIL--1.0%

Men's Wearhouse                                                                                  51,050  (a)           1,445,353

SEMICONDUCTORS & EQUIPMENT--10.9%

Atmel                                                                                            91,500  (a)           1,389,656

Brooks Automation                                                                                35,900  (a)           1,189,188

Cree                                                                                             12,700  (a)           1,476,375

Integrated Device Technology                                                                     19,650  (a)           1,778,325

Intersil Holding                                                                                 36,175                1,804,228

Microchip Technology                                                                             54,825  (a)           1,812,652

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT (CONTINUED)

NVIDIA                                                                                           13,475  (a)           1,103,266

Novellus Systems                                                                                 20,575  (a)             958,023

Semtech                                                                                          35,650  (a)           1,537,406

TranSwitch                                                                                       28,025  (a)           1,786,594

Virata                                                                                           15,375                1,016,672

                                                                                                                      15,852,385

TELECOMMUNICATION EQUIPMENT--10.8%

ADTRAN                                                                                           42,525  (a)           1,809,306

CIENA                                                                                            14,750  (a)           1,811,484

DMC Stratex Networks                                                                            123,100  (a)           1,977,294

Ditech Communications                                                                            34,475  (a)           1,413,475

Efficient Networks                                                                               19,975  (a)             745,317

Extreme Networks                                                                                 21,025  (a)           2,407,363

Harris                                                                                          102,900                2,926,219

Netro                                                                                             7,850  (a)             465,113

Tekelec                                                                                          66,225  (a)           2,177,147

                                                                                                                      15,732,718

TELECOMMUNICATION SERVICES--9.3%

Crown Castle International                                                                      107,375  (a)           3,335,336

Focal Communications                                                                             33,300  (a)             514,069

Focus Affiliates (Warrants-expire 12/10/2000)                                                   102,500  (a)                  --

Inet Technologies                                                                                86,350  (a)           2,525,738

McLeodUSA, Cl. A                                                                                112,900  (a)           1,615,881

Partner Communications, ADR                                                                     132,200                1,016,288

Spectrasite Holdings                                                                            117,125                2,174,133

TeleCorp PCS                                                                                     23,775                  451,725

Time Warner Telecom, Cl. A                                                                       27,375  (a)           1,322,555

Tritel                                                                                           33,475                  479,111

                                                                                                                      13,434,836

UTILITIES--2.7%

Calpine                                                                                          11,150  (a)           1,163,781

Dynegy, Cl. A                                                                                    20,150                1,148,550

Southern Energy                                                                                  50,500                1,584,437

                                                                                                                       3,896,768

TOTAL COMMON STOCKS

   (cost $130,909,874)                                                                                               134,662,339


                                                                                              Principal

SHORT-TERM INVESTMENTS--6.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

American General Finance,

   6.68%, 10/2/2000                                                                           7,370,000                7,368,632

Household Finance,

   6.65%, 10/2/2000                                                                           2,045,000                2,044,622

TOTAL SHORT-TERM INVESTMENTS

   (cost $9,413,255)                                                                                                   9,413,254
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $140,323,129)                                                             99.2%              144,075,593

CASH AND RECEIVABLES (NET)                                                                          .8%                1,150,847

NET ASSETS                                                                                       100.0%              145,226,440

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           140,323,129   144,075,593

Receivable for investment securities sold                             9,131,033

Receivable for shares of Common Stock subscribed                         38,633

Dividends receivable                                                      8,475

Prepaid expenses                                                         12,015

                                                                    153,265,749
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           167,496

Cash overdraft due to Custodian                                         281,577

Payable for investment securities purchased                           4,385,460

Payable for shares of Common Stock redeemed                           3,108,474

Accrued expenses                                                         96,302

                                                                      8,039,309
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      145,226,440
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     191,032,960

Accumulated net realized gain (loss) on investments                 (49,558,984)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             3,752,464
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      145,226,440

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      142,756,285             1,639,585             806,020               23,548             1,002.17

Shares Outstanding                   12,064,452               143,950              70,181                1,995               85.837
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.83                 11.39               11.48                11.80                11.68

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               676,723

Cash dividends                                                         101,162

TOTAL INCOME                                                           777,885

EXPENSES:

Management fee--Note 3(a)                                            1,162,038

Shareholder servicing costs--Note 3(c)                                 660,493

Professional fees                                                       62,212

Registration fees                                                       42,655

Prospectus and shareholders' reports                                    41,878

Custodian fees--Note 3(c)                                               35,584

Directors' fees and expenses--Note 3(d)                                 24,637

Distribution fees--Note 3(b)                                            12,332

Interest expense--Note 2                                                   485

Miscellaneous                                                            4,750

TOTAL EXPENSES                                                       2,047,064

INVESTMENT (LOSS)                                                   (1,269,179)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             52,135,694

Net unrealized appreciation (depreciation) on investments           (8,528,069)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              43,607,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                42,338,446

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                   2000(a)              1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,269,179)         (1,177,210)

Net realized gain (loss) on investments        52,135,694         (42,856,475)

Net unrealized appreciation (depreciation)
   on investments                              (8,528,069)         74,458,889

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   42,338,446          30,425,204
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                290,405,169         430,006,751

Class B shares                                  1,775,283             248,030

Class C shares                                    845,514              70,596

Class R shares                                      6,262              12,535

Class T shares                                      1,000                 --

Cost of shares redeemed:

Class A shares                               (324,038,034)       (447,139,797)

Class B shares                                   (269,294)           (216,349)

Class C shares                                   (121,431)            (17,414)

Class R shares                                     (8,927)             (2,299)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (31,404,458)        (17,037,947)

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,933,988          13,387,257
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                           134,292,452         120,905,195

END OF PERIOD                                 145,226,440         134,292,452

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                    Year Ended September 30,
                                             -----------------------------------

                                                   2000(a)              1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    26,869,924           50,297,987

Shares redeemed                               (29,795,988)         (52,184,629)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,926,064)          (1,886,642)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       147,587              32,602

Shares redeemed                                   (22,826)            (26,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     124,761               5,799
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        71,422               8,244

Shares redeemed                                   (10,229)             (2,080)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      61,193               6,164
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           457               1,352

Shares redeemed                                      (786)               (282)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (329)              1,070
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            86                  --

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED SEPTEMBER 30, 2000, 1,641 CLASS B SHARES REPRESENTING $19,449 WERE AUTOMATICALLY CONVERTED TO 1,583 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.94           7.16          15.94          14.81         16.31

Investment Operations:

Investment (loss)--net                                           (.10)(a)       (.08)(a)       (.12)(a)       (.33)         (.12)

Net realized and unrealized gain (loss)

   on investments                                                2.99           1.86          (8.66)          1.46           .01

Total from Investment Operations                                 2.89           1.78          (8.78)          1.13          (.11)

Distributions:

Dividends from investment
   income--net                                                     --             --             --             --          (.28)

Dividends from net realized
   gain on investments                                             --             --             --             --         (1.11)

Total Distributions                                                --             --             --             --         (1.39)

Net asset value, end of period                                  11.83           8.94           7.16        15.94           14.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            32.33          24.86         (55.08)        7.63            (.71)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.31           1.41           1.24         1.20            1.11

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(c)         .00(c)         .19          .47             .39

Ratio of net investment income

   (loss) to average net assets                                  (.81)          (.90)         (1.04)        1.44            (.66)

Portfolio Turnover Rate                                        217.69         165.12         106.58        76.28          131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         142,756        134,027        120,782      405,599         480,638

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TOIAL STATEMENTS.



                                                                                       Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS B SHARES                                                   2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.67           7.01          15.74          14.73         14.84

Investment Operations:

 Investment (loss)--net                                          (.19)(b)       (.15)(b)       (.22)(b)       (.22)         (.10)

Net realized and unrealized gain

   (loss) on investments                                         2.91           1.81          (8.51)          1.23          (.01)

Total from Investment Operations                                 2.72           1.66          (8.73)          1.01          (.11)

Net asset value, end of period                                  11.39           8.67           7.01          15.74         14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            30.91          23.68         (55.46)          6.86          (.74)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            2.10           2.31           2.09           1.95          1.47(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(e)        .00(e)          .19            .43           .49(d)

Ratio of net investment (loss)

   to average net assets                                        (1.60)         (1.81)         (1.89)         (2.22)        (1.40)(d)

Portfolio Turnover Rate                                        217.69         165.12         106.58          76.28        131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,640            166             94            276            13

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS C SHARES                                                   2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.75           7.06          15.76          14.83         14.84

Investment Operations:

Investment (loss)--net (b)                                       (.20)          (.15)          (.18)          (.37)         (.24)

Net realized and unrealized gain

   (loss) on investments                                         2.93           1.84          (8.52)          1.30           .23

Total from Investment Operations                                 2.73           1.69          (8.70)           .93          (.01)

Net asset value, end of period                                  11.48           8.75           7.06          15.76         14.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            31.20          23.94         (55.20)          6.27          (.07)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            2.05           2.25           2.39           1.99          1.42(d)

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(e)        .00(e)          .07            .53           .47(d)

Ratio of net investment (loss)

   to average net assets                                        (1.57)         (1.70)         (1.90)         (2.37)        (1.32)(d)

Portfolio Turnover Rate                                        217.69         165.12         106.58          76.28        131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             806            79              20              2             1

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS R SHARES                                                   2000           1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.93           7.16         16.02          14.84         14.84

Investment Operations:

Investment (loss)-- net                                          (.11)(b)       (.10)(b)      (.15)(b)       (.10)         (.02)

Net realized and unrealized gain

   (loss) on investments                                         2.98           1.87         (8.71)          1.28           .02

Total from Investment Operations                                 2.87           1.77         (8.86)          1.18            --

Net asset value, end of period                                  11.80           8.93          7.16          16.02         14.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                32.14          24.72        (55.31)          7.95            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.38           1.70          1.57            .76          .73(c)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(d)         .00(d)        .16            .30          .35(c)

Ratio of net investment (loss)
   to average net assets                                         (.89)         (1.16)        (1.30)          (.90)        (.56)(c)

Portfolio Turnover Rate                                        217.69         165.12        106.58          76.28       131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              24            21             9             15             5

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    Year Ended

CLASS T SHARES                                            September 30, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.65

Investment Operations:

Investment (loss)-net                                                  (.23)(b)

Net realized and unrealized gain (loss)

  on investments                                                        .26

Total from Investment Operations                                        .03

Net asset value, end of period                                        11.68
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        .26(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio expenses to average net assets                                   2.17(c)

Ratio of net investment (loss)

  to average net assets                                               (1.85)(c

Portfolio Turnover Rate                                              217.69(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Fund' s, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where
applicable,    amortization    of    discount    on

investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,791 during the period ended September 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $49,476,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. If not applied, the carryover expires in fiscal 2007.

During the period ended September 30, 2000, the fund reclassed $1,269,179 from accumulated investment loss to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The average daily amount of borrowings outstanding during the period ended September 30, 2000 was approximately $7,100, with a related weighted average
annualized    interest    rate    of    6.82%   .

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11_2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended September 30, 2000.

DSC retained $14,411 during the period ended September 30, 2000 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended September 30, 2000, Class B, Class C and Class T shares were charged $7,387, $4,943 and $2, respectively, pursuant to the Plan, of which $6,146, $4,018 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser vices. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2000, Class A, Class B, Class C and Class T shares were charged $383,171, $2,462, $1,648 and $2, respectively, pursuant to the Shareholder Services Plan, of which $226,531, $2,047, $1,339 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $195,131 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $35,584 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $4,500 and an attendance fee of $250 per meeting. The Chairman of
the    Board    received    an    additional    25%    of     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $307,352,871 and $327,776,805, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $3,752,464, consisting of $20,544,433 gross unrealized appreciation and $16,791,969 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Aggressive Growth Fund (one of the series constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Aggressive Growth Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principals generally accepted in the United States.


New York, New York

November 7, 2000

                                                             The Fund


NOTES



                                                           For More Information

                        Dreyfus Premier Aggressive Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   009AR009






Premier Emerging Markets Fund

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                          Emerging Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this  annual  report for Dreyfus Premier Emerging
Markets Fund, covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Daniel Beneat.

The Morgan Stanley Capital International Emerging Markets Index fell over the past 12 months in an investment environment marked by dramatic price fluctuations. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board' s interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since U.S. stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier Emerging Markets Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Daniel Beneat, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark

For the 12-month reporting period ended September 30, 2000, Dreyfus Premier Emerging Markets Fund' s Class A shares produced a 7.91% total return, Class B shares returned 7.04%, Class C shares returned 7.11% and Class R shares returned 8.16% .(1) This compares with the -1.29% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) for the same period.(2) In addition, from its February 1, 2000 inception through September 30, 2000, the fund's Class T shares produced a total return of -20.19%
 .(1)

We attribute the fund's performance to high levels of volatility in the emerging markets. During the first half of the reporting period, the fund reported very strong gains, benefiting from a wave of economic and market recoveries within developing nations. However, beginning in mid-March, performance fell, giving back many -- but not all -- of the fund's previous gains. The decline was partly a response to the sharp, market-wide correction within the technology and telecommunications industry groups. Investing in these market segments can be volatile, and it can be important for investors to maintain a long-term perspective.

What is the fund's investment approach?

The fund seeks to achieve long-term capital growth by investing in the stocks of companies organized, or with a majority of their assets or businesses, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When selecting stocks for the fund, we use a macroeconomic, "top-down" country allocation approach. We strive to identify and forecast key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the
globalization    of    industries    and    brands;    rel    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ative values of equity securities, bonds and cash; and long-term trends in currency movements.

In addition, we use a "bottom-up" approach to company and sector analysis which focuses on companies that exhibit strong growth and are reasonably valued. The " bottom-up" approach evaluates growth factors for each company such as revenue prospects, operating cash flow, ability to achieve consistent earnings and management's ability to achieve higher operating margins.

What other factors influenced the fund's performance?

Two major factors influenced our performance over the past year. First, rising oil prices negatively affected many emerging market countries, particularly those that are net importers of oil, including South Korea, India and Brazil. However, the fund was able to avoid the full brunt of these adverse effects through our country allocation strategy. We chose to avoid those countries that are net importers of oil, and instead we focused on Russian oil and gas production companies, a move that proved beneficial for the fund. In response to the global oil shortages, the United States agreed to release some of its oil reserves and Saudi Arabia agreed to increase production. As a result, oil prices began to stabilize toward the end of the reporting period. We continue to watch the situation closely for events that could trigger a spike in oil prices,
including    international    events   and   the   upcoming   winter   season.

The second major event affecting performance was the decline in technology and telecommunications stocks that began in late March with the Microsoft verdict. The fund was negatively influenced by its technology holdings in India and Taiwan, two countries that depend on U.S. technology companies for much of their business. In India, our investments were concentrated in companies that produce software for major U.S. and international companies. When U.S. technology stocks began to tumble, many of our Indian technology stocks also fell. The same was true for many of the fund's holdings in Taiwan, an area that specializes in
outsourced    manufacturing    of    U.S.    semiconductors.

Within   the   telecommunications  industry  group,  several  developing  global
companies   saw   their   stock   prices  fall  as  they  struggled  to  finance

the costly 3G licenses required for operation in the next stage of cellular communication. Although the fund does not invest in these developing telecommunications companies, their decline during the reporting period negatively impacted global telecommunications stocks overall, which negatively impacted the fund.

What is the fund's current strategy?

Toward the end of the reporting period, we began to selectively increase the fund' s exposure to technology and telecommunications companies, largely because we believed that many of these stocks were priced at levels that represented excellent investment opportunities. In addition, we have begun to add to our holdings within the financial sector -- primarily in banks. Now that central banks have intervened in an attempt to help stabilize the euro and the U.S. economy seems to be slowing, we have felt more comfortable investing in this sector.

As of the end of the period, we have continued to emphasize our investments in Latin America, especially in Brazil, Mexico and Chile. We have taken a more cautious approach with respect to our investments in Europe, with the exception of Russian oil and gas companies. Finally, we have continued to de-emphasize our investments in Asia and South Africa, preferring to wait until these areas
present    more    positive    investment    environments.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Emerging Markets Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Emerging Markets Free Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EMERGING MARKETS FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA, AND THE PACIFIC BASIN. THE MSCI/EMF INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND INCLUDES GROSS DIVIDENDS REINVESTED. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/00

                                                            Inception                                                From

                                                                 Date                 1 Year                     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                      3/31/98                 1.68%                       (1.42)%
WITHOUT SALES CHARGE                                           3/31/98                 7.91%                         0.92%

CLASS B SHARES
WITH REDEMPTION((+))                                           3/31/98                 3.04%                       (1.12)%
WITHOUT REDEMPTION                                             3/31/98                 7.04%                         0.08%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                        3/31/98                 6.11%                         0.18%
WITHOUT REDEMPTION                                             3/31/98                 7.11%                         0.18%

CLASS R SHARES                                                 3/31/98                 8.16%                         1.14%

Actual Aggregate Total Returns as of 9/30/00
------------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                        2/1/00                    --                       (23.77)%
WITHOUT SALES CHARGE                                            2/1/00                    --                       (20.19)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--94.2%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--7.7%

Brasil Telecom Participacoes, ADR                                                                 1,000                   58,250

Companhia Paranaense de Energia-Copel, ADR                                                       10,000                   88,750

Tele Norte Leste Participacoes, ADR                                                               4,068                   93,055

Uniao de Bancos Brasileiros, GDR                                                                  3,200                  105,600

                                                                                                                         345,655

CHILE--3.5%

Compania de Telecomunicaciones de Chile, ADR                                                      9,000  (a)             156,375

CHINA--3.9%

Huaneng Power International, ADR                                                                  7,000                  112,000

Shanghai Petrochemical, ADR                                                                       4,800                   63,900

                                                                                                                         175,900

CZECH REPUBLIC--1.4%

Ceske Radiokomunikace, GDR                                                                        1,000  (a)              37,500

Cesky Telecom, GDR                                                                                2,000  (a)              26,700

                                                                                                                          64,200

GREECE--3.8%

Hellenic Bottling                                                                                 5,000                   64,797

Hellenic Telecommunications Organization                                                          1,000                   19,134

National Bank of Greece                                                                           1,540                   63,376

STET Hellas Telecommunications, ADR                                                               1,600  (a)              23,800

                                                                                                                         171,107

HONG KONG--6.6%

Cheung Kong                                                                                       4,000                   48,353

China Mobile (Hong Kong), ADR                                                                     4,000  (a)             129,750

HSBC                                                                                              8,555                  119,600

                                                                                                                         297,703

HUNGARY--1.1%

MOL Magyar Olaj-es Gazipari, GDR                                                                  1,500                   24,750

Magyar Tavkozlesi, ADR                                                                            1,000                   23,563

                                                                                                                          48,313

INDIA--8.5%

Global Tele-Systems                                                                               2,000                   50,418

Himachal Futuristic Communications                                                                3,000                   88,704

Polaris Software Lab                                                                              4,000                   51,613

Sterlite Industries                                                                               4,000                   14,929

Sterlite Optical Technologies                                                                     4,000                   75,735

Sun Pharmaceutical Industries                                                                     3,000                   28,359



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIA (CONTINUED)

Trigyn Technologies                                                                               2,000                   22,495

Videsh Sanchar Nigam, GDR                                                                         1,200                    9,750

Zee Telefilms                                                                                     4,000                   39,056

                                                                                                                         381,059

ISRAEL--5.2%

Bank Hapoalim                                                                                     6,700                   20,546

Bank Leumi Le-Israel                                                                              9,500                   21,342

Bezeq Israeli Telecommunication                                                                  15,000                   90,246

Teva Pharmaceutical Industries, ADR                                                               1,400                  102,463

                                                                                                                         234,597

MALAYSIA--4.0%

Malaysian Pacific Industries                                                                      5,000                   32,949

Tenaga Nasional                                                                                  50,000                  147,454

                                                                                                                         180,403

MEXICO--11.6%

Corporacion Interamericana de Entretenimiento, Cl. B                                             12,898  (a)              62,516

Fomento Economico Mexicano, ADR                                                                   2,000                   78,000

Grupo Financiero Banamex Accival, Cl. O                                                          12,000  (a)              55,048

Grupo Televisa, GDR                                                                               2,000  (a)             115,375

Telefonos de Mexico, Cl. L, ADR                                                                   4,000                  212,750

                                                                                                                         523,689

PERU--1.1%

Credicorp                                                                                         7,000                   50,750

RUSSIA--3.9%

AO Tatneft, ADR                                                                                   4,000                   39,750

OAO Lukoil, ADR                                                                                   2,000                  115,750

Surgutneftegaz, ADR                                                                               1,500                   22,085

                                                                                                                         177,585

SINGAPORE--1.0%

DBS                                                                                               4,000                   44,156

SOUTH AFRICA--4.6%

Anglovaal Industries                                                                             50,000                   53,822

Anglovaal Mining                                                                                  4,000                   13,283

DataTec                                                                                           3,000  (a)              22,829

Profurn                                                                                          76,735                   45,654

Sappi                                                                                             9,600                   71,062

                                                                                                                         206,650

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--10.3%

H&CB, GDR                                                                                         1,700  (b)              40,460

Hite Brewery                                                                                      1,664                   67,073

Kookmin Bank, GDR                                                                                 7,000  (b)              86,975

Korea Electric Power, ADR                                                                         5,000                   65,313

Korea Telecom, ADR                                                                                1,000                   33,625

Locus                                                                                             1,210  (a)              30,816

SK Telecom, ADR                                                                                   3,000                   76,875

Samsung Electronics                                                                                 350                   63,399

                                                                                                                         464,536

TAIWAN--11.1%

Bank Sinopac                                                                                     27,473  (a)              14,736

China Steel, GDR                                                                                  2,550                   32,066

Far Eastern Textile                                                                              39,547                   42,299

Hitron Technology                                                                                23,400                   56,780

Macronix International, ADR                                                                       1,129  (a)              17,358

Pacific Electrical Wire & Cable                                                                  23,835  (a)              12,252

Procomp Informatics                                                                              24,400  (a)             116,076

Siliconware Precision Industries, ADR                                                             9,467  (a)              46,747

Taiwan Semiconductor Manufacturing, ADR                                                           3,200  (a)              65,200

United Microelectronics                                                                          24,000  (a)              51,339

Winbond Electronics, GDR                                                                          3,000  (a)              44,625

                                                                                                                         499,478

TURKEY--2.7%

Akbank, ADR                                                                                      50,000                   48,750

Haci Omer Sabanci, ADR                                                                           13,560                   27,459

Tansas Izmir Buyuksehir Belediyesi Ic ve Dis Ticaret                                            400,000  (a)              45,740

                                                                                                                         121,949

UNITED KINGDOM--2.2%

Dimension Data                                                                                   10,500  (a)              97,067

TOTAL COMMON STOCKS

   (cost $5,103,672)                                                                                                   4,241,172


PREFERRED STOCKS--5.2%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Caemi Mineracao e Metalurgica                                                                     1,790                  233,225

  (cost $156,665)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,260,337)                                                               99.4%                4,474,397

CASH AND RECEIVABLES (NET)                                                                          .6%                   28,024

NET ASSETS                                                                                       100.0%                4,502,421

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000,
THESE SECURITIES AMOUNTED TO $127,435 OR APPROXIMATELY 2.8% OF NETS ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,260,337     4,474,397

Cash                                                                     81,363

Cash denominated in foreign currencies                        260           136

Receivable for investment securities sold                                52,136

Dividends receivable                                                     10,611

Prepaid expenses                                                          4,801

Due from The Dreyfus Corporation and affiliates                           4,164

                                                                      4,627,608
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              91,300

Accrued expenses                                                         33,887

                                                                        125,187
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,502,421
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,748,032

Accumulated net realized gain (loss) on investments and

   foreign currency transactions                                        540,469

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                    (786,080)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,502,421

NET ASSET VALUE PER SHARE

                                              Class A              Class B             Class C              Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                              2,135,280            1,651,287             677,164            37,891.36             799

Shares Outstanding                            168,467              132,551              54,157            2,977.707          63.492

NET ASSET VALUE
   PER SHARE ($)                                12.67                12.46               12.50               12.73            12.58

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,911 foreign taxes withheld at source)        105,866

Interest                                                                 2,967

TOTAL INCOME                                                           108,833

EXPENSES:

Management fee--Note 3(a)                                               60,978

Registration fees                                                       44,769

Custodian fees                                                          44,111

Shareholder servicing costs--Note 3(c)                                  23,801

Auditing fees                                                           23,228

Distribution fees--Note 3(b)                                            17,494

Prospectus and shareholders' reports                                    12,019

Directors' fees and expenses--Note 3(d)                                  1,083

Legal fees                                                                 928

Loan commitment fees--Note 2                                                14

Miscellaneous                                                            4,791

TOTAL EXPENSES                                                         233,216

Less--expense reimbursement due to undertaking from
   The Dreyfus Corporation--Note 3(a)                                  106,186

NET EXPENSES                                                           127,030

INVESTMENT (LOSS)                                                      (18,197)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                       708,587

Net realized gain (loss) on forward currency exchange contracts            (8)

NET REALIZED GAIN (LOSS)                                               708,579

Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions                                      (924,438)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (215,859)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (234,056)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                                --------------------------------

                                                 2000 (a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (18,197)             (10,612)

Net realized gain (loss) on investments           708,579             510,762

Net unrealized appreciation (depreciation)
        on investments                           (924,438)             318,405

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (234,056)             818,555
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (8,004)

Class B shares                                         --                (883)

Class C shares                                         --                (464)

Class R shares                                         --              (1,296)

TOTAL DIVIDENDS                                        --             (10,647)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,062,176            719,143

Class B shares                                  1,768,873          1,317,475

Class C shares                                  1,074,137            263,874

Class R shares                                     92,600              1,000

Class T shares                                      1,000                --

Dividends reinvested:

Class A shares                                         --               8,004

Class B shares                                         --                 883

Class C shares                                         --                 464

Class R shares                                         --               1,296

Cost of shares redeemed:

Class A shares                                (2,639,253)            (471,947)

Class B shares                                  (469,138)            (979,889)

Class C shares                                  (656,835)             (60,989)

Class R shares                                  (218,393)             (60,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  2,015,167              739,314

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,781,111            1,547,222
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             2,721,310            1,174,088

END OF PERIOD                                   4,502,421            2,721,310

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                    Year Ended September 30,
                                                 -------------------------------

                                                 2000 (a)                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       202,647              62,781

Shares issued for dividends reinvested                 --               1,016

Shares redeemed                                 (172,200)             (39,398)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      30,447               24,399
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       114,172              114,896

Shares issued for dividends reinvested                 --                  112

Shares redeemed                                  (31,232)              (82,097)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     82,940                32,911
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        66,574               22,322

Shares issued for dividends reinvested                 --                   59

Shares redeemed                                  (45,710)               (5,088)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     20,864                17,293
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        6,006                  100

Shares issued for dividends reinvested               --                   164

Shares redeemed                                  (14,329)              (4,963)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (8,323)              (4,699)
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                          63                   --

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                  Year Ended September 30,
                                                                                       --------------------------------------------

CLASS A SHARES                                                                         2000            1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.75            7.24            12.50

Investment Operations:

Investment income (loss)--net                                                          (.03)(b)        (.04)(b)          .04

Net realized and unrealized gain (loss)

   on investments                                                                       .95            4.62            (5.30)

Total from Investment Operations                                                        .92            4.58            (5.26)

Distributions:

Dividends from investment income-net                                                     --            (.07)              --

Net asset value, end of period                                                        12.67           11.75             7.24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                   7.91           63.71           (42.08)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25            2.25             1.15(d)

Ratio of net investment income (loss)

   to average net assets                                                               (.17)           (.37)             .35(d)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                       2.21            7.26             2.44(d)

Portfolio Turnover Rate                                                              140.07          194.20           234.00(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 2,135           1,622              822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended September 30,
                                                                                      ----------------------------------------------

CLASS B SHARES                                                                         2000            1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.64            7.21           12.50

Investment Operations:

Investment income (loss)--net                                                          (.10)(b)        (.12)(b)         .00(c)

Net realized and unrealized gain (loss)

   on investments                                                                       .92            4.59           (5.29)

Total from Investment Operations                                                        .82            4.47           (5.29)

Distributions:

Dividends from investment income--net                                                    --            (.04)             --

Net asset value, end of period                                                        12.46           11.64            7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                                   7.04           62.29          (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00            3.00            1.54(e)

Ratio of net investment (loss)

   to average net assets                                                               (.65)          (1.10)           (.04)(e)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                       2.19            7.60            2.48(e)

Portfolio Turnover Rate                                                              140.07          194.20          234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,651             578             120

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                Year Ended September 30,
                                                                                       -----------------------------------------

CLASS C SHARES                                                                         2000            1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.68            7.21            12.50

Investment Operations:

Investment income (loss)--net                                                          (.08)(b)        (.11)(b)          .00(c)

Net realized and unrealized gain (loss)

   on investments                                                                       .90            4.61            (5.29)

Total from Investment Operations                                                        .82            4.50            (5.29)

Distributions:

Dividends from investment income--net                                                    --            (.03)             --

Net asset value, end of period                                                        12.50           11.68             7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                                   7.11           62.59           (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00            3.00             1.53(e)

Ratio of net investment (loss)

   to average net assets                                                               (.50)          (1.21)            (.03)(e)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                       2.12            7.65             2.43(e)

Portfolio Turnover Rate                                                              140.07          194.20           234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   677             389              115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                 Year Ended September 30,
                                                                                       ------------------------------------------

CLASS R SHARES                                                                         2000            1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.77            7.25            12.50

Investment Operations:

Investment income (loss)-- net                                                         (.01)(b)        (.01)(b)          .05

Net realized and unrealized gain (loss)

   on investments                                                                       .97            4.61            (5.30)

Total from Investment Operations                                                        .96            4.60            (5.25)

Distributions:

Dividends from investment income--net                                                    --            (.08)             --

Net asset value, end of period                                                        12.73           11.77             7.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       8.16           64.01           (42.00)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.00            2.00             1.03(c)

Ratio of net investment income (loss)

   to average net assets                                                               (.05)           (.08)             .47(c)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                       2.22            6.93             2.44(c)

Portfolio Turnover Rate                                                              140.07          194.20           234.00(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    38             133              116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    Year Ended

CLASS T SHARES                                            September 30, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    15.75

Investment Operations:

Investment (loss)-- net                                                 (.08)(b)

Net realized and unrealized gain (loss)
  on investments                                                        (3.09)

Total from Investment Operations                                        (3.17)

Net asset value, end of period                                          12.58
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                  (20.19)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  1.66(d)

Ratio of net investment (loss)

  to average net assets                                                 (.53)(d)

Decrease reflected in above expense ratio

  due to undertaking by The Dreyfus Corporation                          1.28

Portfolio Turnover Rate                                                140.07
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 13, 1999, the Board of Directors approved the addition of Class T shares, which became effective February 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $835 during the period ended September 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended September 30, 2000, the fund increased accumulated undistributed investment income net by $23,415 and decreased accumulated net realized gain (loss) on investments by $253 and decreased paid-in capital by $23,162. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be uti
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

lized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1999 through September 30, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings, loan commitment fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $106,186 during the period ended September 30, 2000.

DSC retained $1,882 during the period ended September 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan, (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1%, of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2000, Class B, Class C and Class T shares were charged $11,405, $6,087 and $2, respectively, pursuant to the Plan, of which $8,123, $4,384 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c)  Under  the Shareholder Services Plan, Class A, Class B, Class C and Class T
shares   pay   the  distributor  at  the  annual  rate  of  .25  of  1%  of  th value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2000, Class A, Class B, Class C, and Class T shares were charged $6,139, $3,802, $2,029 and $2, respectively, pursuant to the Shareholder Services Plan, of which $3,645, $858, $1,462 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $5,322 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) During the period ended September 30, 2000, the fund incurred total brokerage commissions of $45,361, of which $35, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $8,537,160 and $6,524,237, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2000, there were no open forward currency exchange contracts.

At  September  30,  2000, accumulated net unrealized depreciation on investments
was   $785,940,   consisting  of  $339,660  gross  unrealized  appreciation  and
$1,125,600 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the series constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 7, 2000

                                                             The Fund


NOTES



                                                           For More Information

                        Dreyfus Premier Emerging Markets Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   329AR009




Dreyfus

Premier Growth and Income Fund

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                         Growth and Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Growth and Income Fund, covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Ramos, CFA.

The Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") rose more than 13% over the past 12 months, mostly during the fourth quarter of 1999. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Growth and Income Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2000, Dreyfus Premier Growth and Income Fund produced a total return of 11.58% for Class A shares, 10.77% for Class B shares, 10.85% for Class C shares, and 11.42% for Class R shares. In addition, the fund's Class T shares returned 1.37% during the eight months since inception on February 1, 2000.(1) This compares with a total return of 13.27% provided by the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), over the same period.(2)

We attribute the fund's positive performance to strength in technology stocks during the first half of the period, and in financial and health care stocks throughout the rest of the period. However, our performance relative to the S&P 500 Index suffered slightly as a result of weakness among value-oriented stocks,
to    which    the    fund    has    more    exposure    than    the    Index.

What is the fund's investment approach?

The fund invests primarily in what we believe are low- and moderately-priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio with a weighted average price-to-earnings ("P/E") ratio less than that of the S&P 500 Index, and a long-term projected earnings growth rate greater than that of the S&P 500 Index.

We examine each company' s fundamentals together with economic and industry trends. We then gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. Typically, we look for companies
with    strong    positions    in    their     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

industries   that   we   believe   offer  potential  for  advantageous  business
developments or the prospect for other changes the market is likely to view favorably.

What other factors influenced the fund's performance?

From the beginning of the reporting period until early March 2000, the stock market generally benefited from the U.S. economy's rapid growth. The stock market' s advance was led by the technology sector, which enjoyed impressive gains in late 1999 and early 2000. In particular, we benefited from investments in a wide range of companies providing products and services to facilitate the build-out of wireless communications systems and the Internet. Our holdings included software providers such as Oracle; LSI Logic, a semiconductor manufacturer; and Ericcson (LM) Telephone, a cellular equipment provider.

As valuations of several of the fund's technology stocks climbed beyond levels we considered reasonable as gauged by our investment discipline, we reduced our holdings in this area. In mid-March, rising interest rates took a toll on technology stocks, which quickly gave back a substantial portion of their earlier gains. By that time, we had sold many of the fund's most highly valued technology holdings, and our remaining technology stocks performed relatively well in a difficult environment.

During the rest of the period, some of the fund's holdings benefited while others lagged. Relatively steady short-term interest rates and rising activity in the financial markets boosted the revenues of many of our financial holdings, including Citigroup and Morgan Stanley Dean Witter. Health care holdings were another positive note, with hospital groups and HMOs such as Columbia/HCA Healthcare and Wellpoint Health Networks enjoying improved pricing fundamentals. On the other hand, our investments in communications services companies lost ground in the face of rising costs and competition. Our consumer cyclical and basic materials holdings also suffered as a result of slowing sales and a cooling economy.


What is the fund's current strategy?

Although technology remained the fund's largest investment area as of September 30, 2000, we held approximately 10% fewer technology stocks than the Index. Instead, we built a relatively large position in financial stocks, where we found what we believe are several attractively priced, quality companies that may benefit from an environment of stable or lower interest rates. We also increased the fund's exposure to utility stocks relative to the S&P 500 Index to take advantage of a shortage of natural gas and rising energy prices.

Although value-oriented stocks have been underappreciated by the market in recent years, we believe it is critically important to maintain the disciplined approach that is the foundation of our broadly diversified, value-oriented portfolio. We continue to seek reasonably valued stocks of fast-growing companies in technology and other sectors that we believe offer attractive
investment    opportunities.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Growth and Income Fund Class A Shares, Class B Shares, Class C Shares and Class R Shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GROWTH AND INCOME FUND ON 12/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 9/30/00

                                                            Inception                                                   From

                                                                 Date                 1 Year                        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                     12/29/95                 5.18%                         17.16%
WITHOUT SALES CHARGE                                          12/29/95                11.58%                         18.62%

CLASS B SHARES
WITH REDEMPTION((+))                                          12/29/95                 6.77%                         17.48%
WITHOUT REDEMPTION                                            12/29/95                10.77%                         17.71%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                       12/29/95                 9.85%                         17.73%
WITHOUT REDEMPTION                                            12/29/95                10.85%                         17.73%

CLASS R SHARES                                                12/29/95                11.42%                         18.94%

Actual Aggregate Total Returns as of 9/30/00
--------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                        2/1/00                    --                        (3.21)%
WITHOUT SALES CHARGE                                            2/1/00                    --                          1.37%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES WILL CONVERT TO
CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


September 30, 2000

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.4%

Lamar Advertising                                                                                 4,700  (a)             178,012

McGraw-Hill Cos.                                                                                 16,200                1,029,712

                                                                                                                       1,207,724

CONSUMER NON--DURABLES--5.5%

Anheuser-Busch Cos.                                                                              12,000                  507,750

Coca-Cola                                                                                         9,000                  496,125

Intimate Brands                                                                                  16,000                  299,000

Kimberly-Clark                                                                                   11,000                  613,937

PepsiCo                                                                                          23,500                1,081,000

Philip Morris Cos.                                                                               22,000                  647,625

Procter & Gamble                                                                                  9,400                  629,800

UST                                                                                              22,000                  503,250

                                                                                                                       4,778,487

CONSUMER SERVICES--5.8%

Adelphia Communications, Cl. A                                                                   10,800  (a)             297,675

Cendant                                                                                          95,800  (a)           1,041,825

Clear Channel Communications                                                                      9,640  (a)             544,660

Disney (Walt)                                                                                    14,500                  554,625

Infinity Broadcasting, Cl. A                                                                      8,750  (a)             288,750

Time Warner                                                                                      11,700                  915,525

USA Networks                                                                                     21,000  (a)             460,687

Viacom, Cl. B                                                                                    15,190  (a)             888,615

                                                                                                                       4,992,362

ELECTRONIC TECHNOLOGY--16.3%

American Tower, Cl. A                                                                            14,600  (a)             550,237

Amkor Technology                                                                                 15,000  (a)             391,875

Applied Materials                                                                                 7,000  (a)             415,187

Cabletron Systems                                                                                21,500  (a)             631,563

Compaq Computer                                                                                  33,800                  932,204

Gateway                                                                                          10,000  (a)             467,500

General Dynamics                                                                                  6,000                  376,875

Hewlett-Packard                                                                                   5,900                  572,300

Intel                                                                                            52,200                2,169,563

International Business Machines                                                                  16,000                1,800,000

KLA-Tencor                                                                                        8,000  (a)             329,500

LSI Logic                                                                                        12,000  (a)             351,000

Lucent Technologies                                                                              16,000                  489,000


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Micron Technology                                                                                 8,000  (a)             368,000

Motorola                                                                                         22,000                  621,500

National Semiconductor                                                                           13,400  (a)             539,350

Nortel Networks                                                                                  17,000                1,012,563

Novellus Systems                                                                                  8,000  (a)             372,500

Sun Microsystems                                                                                  5,000  (a)             583,750

Teradyne                                                                                          8,000  (a)             280,000

Texas Instruments                                                                                 6,000                  283,125

United Technologies                                                                               7,000                  484,750

                                                                                                                      14,022,342

ENERGY--.2%

Southern Energy                                                                                   4,800  (a)             150,600

ENERGY MINERALS--6.5%

Anadarko Petroleum                                                                               19,000                1,262,740

Conoco, Cl.A                                                                                     12,000                  313,500

Exxon Mobil                                                                                      23,600                2,103,350

Royal Dutch Petroleum, ADR                                                                       23,000                1,378,563

Texaco                                                                                            9,600                  504,000

                                                                                                                       5,562,153

FINANCE--20.6%

American Express                                                                                 11,400                  692,550

American General                                                                                  6,300                  491,400

American International Group                                                                     20,476                1,959,297

Associates First Capital, Cl. A                                                                  20,000                  760,000

Bank of America                                                                                  16,000                  838,000

Bank of New York                                                                                 13,000                  728,812

Chase Manhattan                                                                                   9,000                  415,688

Citigroup                                                                                        49,733                2,688,690

Federal Home Loan Mortgage                                                                       24,400                1,319,125

Federal National Mortgage Association                                                            20,800                1,487,200

Fleet Boston Financial                                                                           21,028                  820,092

Goldman Sachs Group                                                                               4,000                  455,750

Hartford Financial Services Group                                                                 5,000                  364,688

Household International                                                                           9,400                  532,275

John Hancock Financial Services                                                                  20,200  (a)             542,875

Knight Trading Group                                                                              7,100  (a)             255,600

MBNA                                                                                              8,000                  308,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan (J.P.)                                                                                     2,000                  326,750

Morgan Stanley Dean Witter & Co.                                                                 15,600                1,426,425

Washington Mutual                                                                                 5,000                  199,063

Wells Fargo                                                                                      24,000                1,102,500

                                                                                                                      17,714,780

HEALTH SERVICES--3.4%

HCA-Healthcare                                                                                   63,400                2,353,725

Wellpoint Health Networks                                                                         6,000  (a)             576,000

                                                                                                                       2,929,725

HEALTH TECHNOLOGY--8.7%

ALZA                                                                                              5,000  (a)             432,500

Alpharma, Cl. A                                                                                   5,800                  354,525

American Home Products                                                                            9,800                  554,313

Baxter International                                                                              6,000                  478,875

Bristol-Myers Squibb                                                                             13,000                  742,625

Johnson & Johnson                                                                                 6,000                  563,625

Merck & Co.                                                                                      24,500                1,823,719

Pfizer                                                                                           29,250                1,314,422

Pharmacia                                                                                         8,946                  538,437

Schering-Plough                                                                                  15,000                  697,500

                                                                                                                       7,500,541

INDUSTRIAL SERVICES--1.0%

Schlumberger                                                                                     11,000                  905,438

NON-ENERGY MINERALS--.3%

Alcoa                                                                                            10,000                  253,125

PHARMACEUTICAL--.2%

King Pharmaceuticals                                                                              5,200  (a)             173,875

PROCESS INDUSTRIES--1.7%

Dow Chemical                                                                                     16,000                  399,000

duPont (E.I.) deNemours                                                                           6,000                  248,625

International Paper                                                                              13,000                  372,938

Rohm & Haas                                                                                      15,000                  435,938

                                                                                                                       1,456,501

PRODUCER MANUFACTURING--7.3%

Emerson Electric                                                                                  7,000                  469,000

General Electric                                                                                 68,200                3,934,288

Honeywell International                                                                           7,875                  280,547


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Masco                                                                                            20,300                  378,087

Tyco International                                                                               23,300                1,208,687

                                                                                                                       6,270,609

RETAIL TRADE--2.7%

Costco Wholesale                                                                                  3,700  (a)             129,269

Gap                                                                                              10,000                  201,250

Lowe's Cos.                                                                                      10,600                  475,675

May Department Stores                                                                             9,950                  203,975

TJX Cos.                                                                                         29,500                  663,750

Target                                                                                           24,000                  615,000

                                                                                                                       2,288,919

TECHNOLOGY SERVICES--5.8%

Charter Communications, Cl. A                                                                    46,000  (a)             748,218

Computer Associates International                                                                20,100                  506,269

Computer Sciences                                                                                15,600  (a)           1,158,300

Electronic Data Systems                                                                          20,700                  859,050

First Data                                                                                        2,700                  105,469

Network Associates                                                                               19,200  (a)             434,400

Oracle                                                                                           14,600  (a)           1,149,750

                                                                                                                       4,961,456

UTILITIES--11.0%

AT&T                                                                                             13,500                  396,562

AT&T--Liberty Media Group, Cl. A                                                                 20,000  (a)             360,000

BellSouth                                                                                        12,000                  483,000

Coastal                                                                                          21,500                1,593,687

Duke Energy                                                                                      14,000                1,200,500

Dynegy, Cl. A                                                                                     8,600                  490,200

Enron                                                                                             6,000  (a)             525,750

Niagara Mohawk Power                                                                             25,400                  400,050

SBC Communications                                                                               28,000                1,400,000

TXU                                                                                              12,000                  475,500

Telefonos de Mexico, Cl. L, ADR                                                                   5,000                  265,938

Verizon Communications                                                                           25,300                1,225,469

WorldCom                                                                                         22,400  (a)             680,400

                                                                                                                       9,497,056

TOTAL COMMON STOCKS

   (cost $68,888,965)                                                                                                 84,665,693

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.98%, 12/7/2000                                                                           1,310,000                1,295,603

   5.98%, 12/21/2000                                                                            149,000                  147,012

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,442,423)                                                                                                   1,442,615
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $70,331,388)                                                             100.1%               86,108,308

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (52,924)

NET ASSETS                                                                                       100.0%               86,055,384

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  70,331,388  86,108,308

Cash                                                                     32,470

Receivable for investment securities sold                               728,700

Dividends receivable                                                     64,682

Receivable for shares of Common Stock subscribed                          1,094

Prepaid expenses                                                         12,908

                                                                     86,948,162
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           131,667

Payable for investment securities purchased                             423,120

Payable for shares of Common Stock redeemed                             272,387

Accrued expenses                                                         65,604

                                                                        892,778
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,055,384
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      65,843,149

Accumulated net realized gain (loss) on investments                   4,435,315

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                         15,776,920
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,055,384

NET ASSET VALUE PER SHARE

                                              Class A             Class B              Class C           Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                             29,519,650          52,617,241            3,865,997            51,483           1,013.47

Shares Outstanding                          1,367,252           2,502,796              183,532             2,367             47.326
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                21.59              21.02                21.06              21.75             21.41

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,873 foreign taxes withheld at source)        988,023

Interest                                                                86,811

TOTAL INCOME                                                         1,074,834

EXPENSES:

Management fee--Note 3(a)                                              695,638

Distribution fees--Note 3(b)                                           452,601

Shareholder servicing costs--Note 3(c)                                 387,642

Registration fees                                                       45,037

Professional fees                                                       41,809

Prospectus and shareholders' reports                                    20,267

Directors' fees and expenses--Note 3(d)                                 17,345

Custodian fees--Note 3(c)                                               15,135

Loan commitment fees--Note 2                                               968

Miscellaneous                                                            5,296

TOTAL EXPENSES                                                       1,681,738

INVESTMENT (LOSS)                                                    (606,904)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                5,237,568

   Short sale transactions                                            (64,938)

Net realized gain (loss) on financial futures                         171,994

NET REALIZED GAIN (LOSS)                                            5,344,624

Net unrealized appreciation (depreciation) on investments           5,276,164

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             10,620,788

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               10,013,884

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                 2000 (a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (606,904)            (200,325)

Net realized gain (loss) on investments        5,344,624            8,490,097

Net unrealized appreciation (depreciation)
        on investments                          5,276,164            10,564,61

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  10,013,884           18,854,383
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                      --                 (3,173)

Class R shares                                      --                   (136)

Net realized gain on investments:

Class A shares                                (2,669,147)             (62,028)

Class B shares                                (4,777,051)            (118,673)

Class C shares                                  (282,608)              (6,549)

Class R shares                                   (25,616)                (492)

TOTAL DIVIDENDS                               (7,754,422)            (191,051)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  6,145,994            4,691,782

Class B shares                                  6,336,968            5,471,141

Class C shares                                  1,305,165              838,908

Class R shares                                     12,737               86,739

Class T shares                                      1,024                  --

Dividends reinvested:

Class A shares                                  2,418,729               59,473

Class B shares                                  4,197,222              105,597

Class C shares                                    196,213                4,503

Class R shares                                     25,616                  627

Cost of shares redeemed:

Class A shares                                (11,529,952)         (11,473,975)

Class B shares                                (15,944,571)         (19,454,642)

Class C shares                                   (900,434)          (1,961,486)

Class R shares                                   (299,565)            (103,735)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (8,034,854)         (21,735,068)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,775,392)          (3,071,736)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            91,830,776           94,902,512

END OF PERIOD                                  86,055,384           91,830,776

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                             -----------------------------------

                                                 2000 (a)                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       280,034             223,976

Shares issued for dividends reinvested            115,563               3,022

Shares redeemed                                 (524,853)            (560,213)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (129,256)            (333,215)
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       296,608             267,228

Shares issued for dividends reinvested            204,743               5,438

Shares redeemed                                 (747,612)            (957,634)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (246,261)            (684,968)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        60,907              40,647

Shares issued for dividends reinvested              9,553                 231

Shares redeemed                                  (42,185)             (98,456)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      28,275             (57,578)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           586               3,998

Shares issued for dividends reinvested              1,212                  31

Shares redeemed                                  (13,647)              (4,953)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (11,849)                (924)
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                          47                   --

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED SEPTEMBER 30, 2000, 82,934 CLASS B SHARES REPRESENTING $1,761,177 WERE AUTOMATICALLY

  CONVERTED TO 81,137 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.04          17.39          20.94          18.45         12.50

Investment Operations:

Investment income (loss)--net                                    (.04)(b)        .06(b)         .10            .24           .10

Net realized and unrealized gain (loss)

   on investments                                                2.42           3.63          (1.44)          3.39          5.94

Total from Investment Operations                                 2.38           3.69          (1.34)          3.63          6.04

Distributions:

Dividends from investment income-net                               --           (.00)(c)       (.05)          (.25)         (.09)

Dividends from net realized gain
   on investments                                               (1.83)          (.04)         (2.16)          (.89)           --

Total Distributions                                            (1.83)          (.04)         (2.21)          (1.14)         (.09)

Net asset value, end of period                                 21.59          21.04          17.39           20.94         18.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                           11.58          21.22         (7.00)           20.90         48.24(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.33           1.31          1.25             1.24           .94(e)

Ratio of net investment income (loss)

   to average net assets                                        (.17)           .29           .47             1.27           .92(e)

Decrease reflected in above expense

  ratios due to undertaking by

   The Dreyfus Corporation                                         --            --           .01              .11           .30(e)

Portfolio Turnover Rate                                        51.17         102.85        133.00           265.33        205.64(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         29,520         31,482        31,824           42,309        30,330

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS B SHARES                                                   2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.67          17.22          20.85          18.37         12.50

Investment Operations:

Investment income (loss)--net                                    (.20)(b)       (.09)(b)       (.06)           .10           .03

Net realized and unrealized gain (loss)

   on investments                                                2.38           3.58          (1.41)          3.38          5.87

Total from Investment Operations                                 2.18           3.49          (1.47)          3.48          5.90

Distributions:

Dividends from investment income--net                              --             --             --          (.11)          (.03)

Dividends from net realized gain
   on investments                                               (1.83)          (.04)         (2.16)         (.89)             --

Total Distributions                                             (1.83)          (.04)         (2.16)        (1.00)          (.03)

Net asset value, end of period                                  21.02          20.67          17.22         20.85          18.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            10.77          20.26          (7.69)        20.08          47.14(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.08           2.06           2.00          2.00           1.52(d)

Ratio of net investment income (loss)

   to average net assets                                         (.92)          (.45)          (.28)          .50            .34(d)

Decrease reflected in above expense

  ratios due to undertaking by

   The Dreyfus Corporation                                         --             --            .01           .11            .30(d)

Portfolio Turnover Rate                                         51.17         102.85         133.00        265.33         205.64(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          52,617         56,833         59,144        69,330         37,534

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                         Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS C SHARES                                                   2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.70          17.24          20.87          18.40         12.50

Investment Operations:

Investment income (loss)--net                                    (.19)(b)       (.08)(b)       (.06)           .09           .03

Net realized and unrealized gain (loss)

   on investments                                                2.38           3.58          (1.41)          3.38          5.88

Total from Investment Operations                                 2.19           3.50          (1.47)          3.47          5.91

Distributions:

Dividends from investment income-net                               --             --             --          (.11)          (.01)

Dividends from net realized gain
   on investments                                               (1.83)          (.04)         (2.16)         (.89)             --

Total Distributions                                             (1.83)          (.04)         (2.16)        (1.00)          (.01)

Net asset value, end of period                                  21.06          20.70          17.24         20.87          18.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            10.85          20.29          (7.63)        19.89          47.27(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.04           2.04           1.96          2.00           1.52(d)

Ratio of net investment income (loss)

   to average net assets                                         (.87)         (.43)           (.25)          .52            .30(d)

Decrease reflected in above expense

  ratios due to undertaking by

   The Dreyfus Corporation                                         --            --             .01           .11            .30(d)

Portfolio Turnover Rate                                         51.17        102.85          133.00        265.33         205.64(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,866         3,215           3,670         5,340          2,642

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended September 30,
                                                                --------------------------------------------------------------------

CLASS R SHARES                                                   2000          1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.21         17.52          21.11          18.42         12.50

Investment Operations:

Investment income (loss)--net                                    (.02)(b)       .09(b)         .07            .20           .43

Net realized and unrealized gain (loss)

   on investments                                                2.39          3.65          (1.40)          3.67          5.61

Total from Investment Operations                                 2.37          3.74          (1.33)          3.87          6.04

Distributions:

Dividends from investment income-net                               --          (.01)          (.10)          (.29)         (.12)

Dividends from net realized gain
   on investments                                               (1.83)          (.04)         (2.16)         (.89)           --

Total Distributions                                             (1.83)          (.05)         (2.26)        (1.18)          (.12)

Net asset value, end of period                                  21.75          21.21          17.52         21.11          18.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.42          21.34          (6.89)        22.25          48.38(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.17           1.15          .99             .79(c)

Ratio of net investment income (loss)

   to average net assets                                         (.09)           .41            .57         1.50            1.01(c)

Decrease reflected in above expense

  ratios due to undertaking by

   The Dreyfus Corporation                                         --            --             .01          .12             .30(c)

Portfolio Turnover Rate                                         51.17         102.85         133.00       265.33          205.64(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              51            302            265          259             174

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                    Year Ended

CLASS T SHARES                                            September 30, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   21.13

Investment Operations:

Investment (loss)--net                                                  (.18)(b)

Net realized and unrealized gain (loss)

  on investments                                                         .46

Total from Investment Operations                                         .28

Net asset value, end of period                                         21.41
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                    1.37(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.59(d)

Ratio of net investment (loss)

  to average net assets                                                 (.79)(d)

Portfolio Turnover Rate                                                51.17
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   1

(A)  THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted    accounting    principles    which    may    require   the   use   of

management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended September 30, 2000, the fund reclassed $606,904 from accumulated net realized gain (loss) on investments to accumulated undistributed investment income--net. Net assets were not affected by this reclassificaton.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.


NOTE 3 --Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $144 during the period ended September 30, 2000 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class Tshares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2000, Class B, Class C and Class T shares were charged $425,317, $27,282 and $2, respectively, pursuant to the Plan, of which $245,591, $16,618 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2000, Class A, Class B, Class C and Class T shares were charged $80,431, $141,772, $9,094 and $2, respectively, pursuant to the Shareholder Services Plan, of which $46,196, $81,864, $5,539 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for   the   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund. During the period ended September 30, 2000, the fund was charged $83,265 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $15,135 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended September 30, 2000, the fund incurred total brokerage commissions of $107,746, of which $5,098, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended September 30, 2000:


                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        46,496,809           63,728,067

Short sale transactions                     374,795              309,857

     TOTAL                               46,871,604           64,037,924


The fund is engaged in short-selling which obligates the fund to replace the securtiy borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At September 30, 2000, there were no security sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2000, there were no financial futures contracts outstanding.

(B)   At   September  30,  2000,  accumulated  net  unrealized  appreciation  on
investments   was   $15,776,920,  consisting  of  $20,889,284  gross  unrealized appreciation and $5,112,364 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Growth and Income Fund (one of the Funds constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth and Income Fund at September 30, 2000, the results of its operations for the year ended, the changes in its net assets for each of its two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.8290 per share as a long-term capital gain distribution paid on December 13, 1999.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Growth and Income Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   320AR009